SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                       Date of Report: May 1, 1998
                    (Date of earliest event reported)


                             GAINSCO, INC.
          (Exact name of registrant as specified in its charter)




     Texas               001-09828            75-1617013
_________________     ________________     __________________
(State or other       (Commission File     (IRS Employer
jurisdiction of           Number)          Identification No.)
incorporation)




          500 Commerce Street, Fort Worth, Texas       76102
          ________________________________________     _________
          (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:(817)336-2500


ITEM 5.OTHER EVENTS.

     On May 1, 1998, the Board of Directors of the Company canceled the annual meeting of the shareholders set for May 18, 1998, and set July 17, 1998, as the date for that meeting and set May 26, 1998, as the record date for the determination of shareholders entitled to vote at the annual meeting of the shareholders.

     At the Board of Directors meeting on May 1, 1998, the Board also amended the Company's bylaws and approved the Company's bylaws as restated as of May 1, 1998.

     On May 4, 1998, the Company issued a press release announcing the postponement of the annual meeting of shareholders and the matters which would come before that meeting. A copy of that press release is filed herewith as an exhibit and is incorporated herein by reference.

     A copy of the Company's bylaws as restated on May 1, 1998, is also filed herewith as an exhibit and is also incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements or pro forma financial statements are required to be filed as a part of this report. The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit
No.          Exhibit
_______     _________________________________________________________

99.3          Bylaws as restated as of May 1, 1998.

99.4          Press release dated May 4, 1998, issued by Registrant.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GAINSCO, INC.


                              By:     /S/ Sam Rosen
                                   ____________________________
                                   Sam Rosen, Corporate Secretary


Dated: May 5, 1998

GAINSCO, INC.

                             EXHIBIT INDEX

                 NUMBER AND DESCRIPTION OF EXHIBITS *

Exhibit
No.        Exhibit
____       __________________________________________________________
1          None.
2          None.
4          None.
16         None.
17         None.
20         None.
23         None.
24         None.
27         None.
99.3       Bylaws as restated as of May 1, 1998.
99.4       Press Release dated May 4, 1998.
_______________________
* Exhibits not listed are inapplicable.